ARTISAN FUNDS, INC.

SUPPLEMENT DATED DECEMBER 20, 2004

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares) DATED DECEMBER 1, 2004

CLOSING OF ARTISAN SMALL CAP FUND

Artisan Small Cap Fund closed to most new investors at the close of business on December 17, 2004, after reaching its announced closing level of $400 million in assets under management. The Fund will accept new accounts from investors who satisfy new account eligibility requirements. Eligibility requirements are described under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” on page 31 of the Investor Shares prospectus.

The following paragraph replaces the last paragraph on page 13 of the Artisan Funds’ Investor Shares prospectus:

Artisan Small Cap Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

The following sentence replaces the first two sentences on page 31 of the Artisan Funds’ Investor Shares prospectus:

Artisan International Small Cap Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund are closed to most new investors.

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